EXHIBIT 10.26
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED WARRANT
This SECOND AMENDMENT to the SECOND AMENDED AND RESTATED
WARRANT (“Second Amendment”) with an issue date of November 13, 2017 (as amended by the First Amendment dated December 27, 2019, the “Warrant”), between IBEX Limited (f/k/a IBEX Holdings Limited), a Bermuda exempted company (the “Company”), and Amazon.com NV Investment Holdings LLC (the “Holder”), is entered into on the date indicated on the signature page hereto, and is effective as of August 7, 2020 (“Second Amendment Effective Date”).
WHEREAS, on December 27, 2019 the Company and Holder entered into the First Amendment to the Second Amended and Restated Warrant, whereby the Company voluntarily decreased the Exercise Price to $11.20 on and after the First Amendment Effective Date, subject to adjustment per Section 4.2, 4.3, and 4.5 of the Warrant;
WHEREAS, in July 2020 the Company declared and paid a dividend of US
$4,000,000.00 on the Series A Preference Shares of the Company to the sole holder, The Resource Group International Limited;
WHEREAS, on August 7, 2020, the Company completed an initial public offering on the NASDAQ exchange (the “IPO”);
WHEREAS, pursuant to the IPO, the Series A Convertible Preference Shares, Series B Convertible Preference Shares, and Series C Convertible Preference Shares issued by the Company (each a “Preference Share” and collectively, the “Preference Shares”) automatically converted into Common Shares of the Company (“Common Shares”) at a ratio of 1.1595 Common Shares for each Preference Share converted (the “Conversion Ratio”); and
WHEREAS, in light of the foregoing transactions the Company and Holder seek to amend and restate certain terms of the Warrant for mutual clarity;
NOW THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Warrant as follows:
1.Definitions. Capitalized terms used herein but not otherwise defined shall have the meanings given to those terms in the Warrant.
2.Amendment. The Warrant is hereby amended as of the Second Amendment Effective Date as follows:
a.The “Warrant Shares” shall mean a total of 1,674,017.0982 Common Shares of the Company.
b.The number of Warrant Shares vested or capable of vesting upon the satisfaction of each Vesting Milestone pursuant to the terms of Section
1.3 of the Warrant is hereby adjusted and shall be 167,401.7098 Warrant Shares (i.e., 144,374.049 * 1.1595).
c.The Exercise Price per Warrant Share shall be $9.42, subject to future adjustment per Sections 4.2, 4.3, and 4.5 of the Warrant.

3.Adjustment Certificate. Contemporaneously or promptly following the full execution and delivery of this Second Amendment, IBEX shall execute and deliver to Holder the form of Certificate of Adjustment attached hereto as Exhibit A.
4.No Other Amendments. Except as expressly set forth in this Second Amendment, all provisions of the Warrant remain in full force and effect and are unchanged in all other respects. This Second Amendment, together with the Warrant, constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly cancelled.
5.Counterparts. This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

IN WITNESS WHEREOF, each of the parties hereto has executed this Second Amendment on March 12, 2021.

COMPANY: IBEX LIMITED

/s/ Robert Dechant

Name: Robert Dechant
Title: CEO

HOLDER: AMAZON.COM NV INVESTMENT HOLDINGS LLC

/s/ Alex Ceballos Encarnacion

Name: Alex Ceballos Encarnacion

Title: VP Worldwide Corporate Development

EXHIBIT A

IBEX HOLDINGS LIMITED

CERTIFICATE OF WARRANT HOLDING ADJUSTMENT

Pursuant to the Second Amended and Restated Warrant with an issue date of November 13, 2017 (as amended by the First Amendment dated as of December 27, 2019, and the Second Amendment dated as of August 7, 2020, the “Warrant”) issued to Amazon.com NV Investment Holdings LLC (the "Holder"), the Holder is entitled to purchase up to 1,674,017.0982 common shares of IBEX Limited of par value US$0.000111650536 each (the “Warrant Shares”).
The Exercise Price (as defined in the Warrant) is $9.42 per Warrant Share.

/s/ Robert Dechant

Name: Robert Dechant
Position: CEO
For and on behalf of IBEX Limited

March 12, 2021